Exhibit (h.2)

EXHIBIT A

BTC Recipients

I.	BTC FUNDS

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI EM Minimum Volatility ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares FactorSelect MSCI Emerging ETF

iShares Global High Yield Corporate Bond ETF

iShares International High Yield Bond ETF

iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia ETF

iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile Capped ETF

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Horizon ETF

iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Workforce ETF

iShares MSCI Eurozone ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia Capped ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea Capped ETF

iShares MSCI Spain Capped ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland Capped ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand Capped ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Adaptive Currency Hedged MSCI EAFE ETF

iShares Adaptive Currency Hedged MSCI Eurozone ETF

iShares Adaptive Currency Hedged MSCI Japan ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares B - Ca Rated Corporate Bond ETF

iShares Baa - Ba Rated Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Growth ETF

iShares Core U.S. Treasury Bond ETF

iShares Core U.S. Value ETF

iShares Currency Hedged International High Yield Bond ETF

iShares Currency Hedged JPX-Nikkei 400 ETF

iShares Currency Hedged MSCI ACWI ETF

iShares Currency Hedged MSCI ACWI ex U.S. ETF

iShares Currency Hedged MSCI ACWI Minimum Volatility ETF

iShares Currency Hedged MSCI Australia ETF

iShares Currency Hedged MSCI Canada ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EAFE Minimum Volatility ETF

iShares Currency Hedged MSCI EAFE Small-Cap ETF

iShares Currency Hedged MSCI Europe Minimum Volatility ETF

iShares Currency Hedged MSCI Europe Small-Cap ETF

iShares Currency Hedged MSCI Eurozone ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Italy ETF

iShares Currency Hedged MSCI Japan ETF

iShares Currency Hedged MSCI Mexico ETF

iShares Currency Hedged MSCI South Korea ETF

iShares Currency Hedged MSCI Spain ETF

iShares Currency Hedged MSCI Switzerland ETF

iShares Currency Hedged MSCI United Kingdom ETF

iShares Dow Jones U.S. ETF

iShares Edge MSCI Multifactor Consumer Discretionary ETF

iShares Edge MSCI Multifactor Consumer Staples ETF

iShares Edge MSCI Multifactor Energy ETF

iShares Edge MSCI Multifactor Financials ETF

iShares Edge MSCI Multifactor Healthcare ETF

iShares Edge MSCI Multifactor Industrials ETF

iShares Edge MSCI Multifactor Materials ETF

iShares Edge MSCI Multifactor Technology ETF

iShares Edge MSCI Multifactor Utilities ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Exponential Technologies ETF

iShares FactorSelect MSCI Global ETF

iShares FactorSelect MSCI International ETF

iShares FactorSelect MSCI Intl Small-Cap ETF

iShares FactorSelect MSCI USA ETF

iShares FactorSelect MSCI USA Small-Cap ETF

iShares Floating Rate Bond ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Inflation-Linked Bond ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares Human Rights ETF

iShares iBonds Dec 2016 Term Corporate ETF

iShares iBonds Dec 2017 Term Corporate ETF

iShares iBonds Dec 2018 Term Corporate ETF

iShares iBonds Dec 2019 Term Corporate ETF

iShares iBonds Dec 2020 Term Corporate ETF

iShares iBonds Dec 2021 Term Muni Bond ETF

iShares iBonds Dec 2021 Term Corporate ETF

iShares iBonds Dec 2022 Term Muni Bond ETF

iShares iBonds Dec 2022 Term Corporate ETF

iShares iBonds Dec 2023 Term Corporate ETF

iShares iBonds Dec 2024 Term Corporate ETF

iShares iBonds Dec 2025 Term Corporate ETF

iShares iBonds Mar 2016 Corporate ETF

iShares iBonds Mar 2018 Term Corporate ETF

iShares iBonds Mar 2020 Term Corporate ETF

iShares iBonds Mar 2023 Term Corporate ETF

iShares iBonds Mar 2016 Corporate ex-Financials ETF

iShares iBonds Mar 2018 Term Corporate ex-Financials ETF

iShares iBonds Mar 2020 Term Corporate ex-Financials ETF

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

iShares iBonds Sep 2016 Term Muni Bond ETF

iShares iBonds Sep 2017 Term Muni Bond ETF

iShares iBonds Sep 2018 Term Muni Bond ETF

iShares iBonds Sep 2019 Term Muni Bond ETF

iShares iBonds Sep 2020 Term Muni Bond ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Intermediate Credit Bond ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Inflation-Linked Bond ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate Capped ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI All Peru Capped ETF

iShares MSCI Asia ex Japan Minimum Volatility ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark Capped ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Minimum Volatility ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Latin America ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Minimum Volatility ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland Capped ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI International Developed Momentum Factor ETF

iShares MSCI International Developed Quality Factor ETF

iShares MSCI International Developed Size Factor ETF

iShares MSCI International Developed Value Factor ETF

iShares MSCI Ireland Capped ETF

iShares MSCI Japan Minimum Volatility ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped ETF

iShares MSCI Norway Capped ETF

iShares MSCI Philippines ETF

iShares MSCI Poland Capped ETF

iShares MSCI Qatar Capped ETF

iShares MSCI Saudi Arabia Capped ETF

iShares MSCI UAE Capped ETF

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares MSCI USA Minimum Volatility ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology ETF

iShares National Muni Bond ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares PHLX Semiconductor ETF

iShares Real Estate 50 ETF

iShares Residential Real Estate Capped ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Short Treasury Bond ETF

iShares Short-Term National Muni Bond ETF

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. CapEx ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Utilities ETF

iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Commodities Select Strategy ETF

iShares Enhanced International Large-Cap ETF

iShares Enhanced International Small-Cap ETF

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Interest Rate Hedged 10+ Year Credit Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged Emerging Markets Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Short Maturity Bond ETF

iShares Short Maturity Municipal Bond ETF

iShares Ultra Short-Term Bond ETF

iShares U.S. Fixed Income Balanced Risk ETF